UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                  May 2, 2006
                   ------------------------------------------
                       (Date of earliest event reported)


                             SPECTRUM BRANDS, INC.

            -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Wisconsin                      001-13615              22-2423556
  ------------------------------    ---------------------    ---------------
  (State or other Jurisdiction      (Commission File No.)    (IRS Employer
     of Incorporation)                                      Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
           ---------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
         ------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE


The Registrant's Current Report on Form 8-K is being amended by this Amendment No. 1 solely to (1) replace the words "pro forma" with the word "adjusted" in order to clarify terminology, (2) delete all non-GAAP measures except "Diluted Earnings Per Share, as Adjusted" and (3) delete Table 4 titled "Reconciliation of GAAP to As Adjusted Financial Data For the three months ended April 3, 2005" and Table 5 titled "Reconciliation of GAAP to Pro Forma EPS Guidance" appearing in the Registrant's earnings release included in Exhibit 99.1 to the Registrant's Current Report on Form 8-K furnished on May 2, 2006. No other information or amounts are amended hereby.

A revised version of the Registrant's earnings release, as so changed, is included as an exhibit hereto.


Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 2, 2006, Spectrum Brands, Inc. issued a press release discussing its estimated financial results for its second fiscal quarter of 2006 ended April 2, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.


(c)     Exhibits

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number         Description of Exhibit
--------       ----------------------

99.1 Press Release dated May 2, 2006 issued by Spectrum Brands, Inc., as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August ___, 2006                  SPECTRUM BRANDS, INC.


                                         By:
                                            ---------------------------------
                                            Name:  Randall J. Steward
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number                           Description
------                           -----------

99.1 Press Release dated May 2, 2006 issued by Spectrum Brands, Inc., as amended.